                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 2000



                               APPLIED POWER INC.
             (Exact name of Registrant as specified in its charter)


          Wisconsin                     1-11288                 39-0168610
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)



                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin 53188-1013

           Mailing address: P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (262) 523-7600

Item 5. Other Events.

          On June 7, 2000, Applied Power Inc. (the "Company") announced in a press release record sales of $497.5 million for its fiscal third quarter ended May 31, 2000, an increase of 13% over the prior year third quarter results. The announcement was made in preparation of a research analyst meeting to be hosted by Applied Power Inc. on June 8, 2000. Sales for the quarter in the Company's Electronics segment were $319.6 million, an increase of 23% over the third quarter of last year. The Company's Industrial segment recorded sales of $177.9 million in the quarter, a slight decrease over the third quarter of last year. The Company is proceeding with plans to separate its Electronics segment via a spin-off to shareholders, with the new public company to be named APW Ltd.

          In prepared remarks delivered today to investment professionals at the aforementioned analyst meeting, the Company projected the following results for APW Ltd.:

APW Ltd.
Pro Forma - Income Statements
(in millions, except per share data)

                                            For the year ended

                                    August 31, 2000   August 31, 2001
                                      (estimated)       (estimated)
Net Sales                                  $1,216.2          $1,460.0

Gross Profit                                  319.7             380.4

Selling, Administrative &
Engineering expenses                          202.7             231.0
                                           --------          --------

     EBITA                                    117.0             149.4

Amortization of Intangible Assets              24.0              24.4

Net Financing Costs                            27.0              25.7
                                           --------          --------

Earnings Before Income Taxes                   66.0              99.3

Income Tax Expense                             19.8              29.8
                                           --------          --------

     Net Earnings                          $   46.2          $   69.5
                                           ========          ========

Diluted Earnings per Share                 $   1.14          $   1.67
                                           ========          ========

Cash Earnings per Share                    $   1.69          $   2.21
                                           ========          ========


EBITDA                                        151.1             189.6

Pro Forma - Balance Sheets
(in millions)
                                   August 31, 2000   August 31, 2001
                                     (estimated)       (estimated)
ASSETS

Cash & Equivalents                        $    5.0          $    5.0

Net Accounts Receivable                      121.6             144.9

Net Inventory                                121.6             147.9

Other Current Assets                          16.8              19.3
                                          --------          --------

     Total Current Assets                    265.0             317.1

Net Property, Plant & Equipment              195.8             200.7

Net Goodwill                                 665.9             642.3

Net Other Intangibles                         10.9              10.1

Other Non-current Assets                      49.1              49.9
                                          --------          --------

TOTAL ASSETS                              $1,186.7          $1,220.1
                                          ========          ========
LIABILITIES & SHAREHOLDERS' EQUITY

Trade Accounts Payable                    $  110.7          $  135.6

Other Current Liabilities                     75.5              77.0

Income Taxes Payable                          77.8              39.3
                                          --------          --------

     Total Current Liabilities               264.0             251.9

Debt                                         253.8             229.3

Deferred Income Taxes                          8.2               8.2

Other Non-Current Liabilities                 42.9              43.4
                                          --------          --------

TOTAL LIABILITIES                            568.9             532.8


SHAREHOLDERS' EQUITY                         617.8             687.3
                                          --------          --------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY  $1,186.7          $1,220.1
                                          ========          ========

Pro Forma - Cash Flow                        For the Year Ended
(in millions)                   August 31, 2000              August 31, 2001
                                  (estimated)                  (estimated)

Net Earnings                         $ 46.2                       $ 69.5

Depreciation                           34.1                         40.2
Amortization                           24.0                         24.4
Working Capital                       (21.1)                       (24.6)
                                     ------                       ------
 Cash Flow from Operations             83.2                        109.5

Capital Expenditures                  (35.0)                       (45.0)
                                     ------                       ------
 Free Cash Flow                      $ 48.2                       $ 64.5
                                     ======                       ======

Pro Forma - Working Capital Statistics
 % to Sales

Net Accounts Receivable                10.0%                         9.9%
Net Inventory                          10.0%                        10.2%
Trade Accounts Payable                  9.1%                         9.4%
                                     ------                       ------
 Net Primary Working Capital           10.9%                        10.8%

          These forward looking statements and projections for the future are based upon unaudited information, including the Company's third quarter results. These projections assume:

 .    Sales projections are based upon current underlying business conditions as described in the Company's June 7, 2000 press release. (see Exhibit 99.1)
 .    The above income statement amounts exclude one time costs associated with the spin-off, including, but not limited to, tax expense associated with APW Ltd.'s incorporation in Bermuda.
 .    General corporate expenses of $12 million are included in both years presented.
 .    Effective blended interest rate assumed to be 7.75%.
 .    Diluted shares outstanding of 40.5 million in fiscal year 2000 and 41.6 million in fiscal year 2001.

     Definitions (measures believed to be useful to investors)
     -----------

 .    EBITA = Earnings before Interest, Taxes and Amortization of Intangible
     Assets
 .    EBITDA = Earnings before Interest, Taxes, Depreciation and Amortization of
     Intangible Assets
 .    Cash Earnings Per Share = Diluted Earnings per share adjusted for after-tax amortization

          Neither Applied Power Inc. nor APW Ltd. assumes any obligation to update these projections and these figures are as presented on June 8, 2000. The Registrant reports that its Electronics segment, with respect to risk factors described below, anticipates revenue growth as set forth above. The earnings per share are based upon estimates of the projected common stock and common stock equivalents after the spin-off of APW's Electronics business from the Company. The number of stock options outstanding depends upon the actual APW
Ltd. and Applied Power Inc. common stock trading prices, which are not yet known. Actual results could differ materially from those projected in the forward-looking results.

          Certain of the above comments represent forward-looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Management cautions that these projections are based on current estimates of future performance and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Applied Power's results are also subject to general economic conditions, continued market acceptance of the Company's new product introductions, the successful integration of recent and pending acquisitions, operating margin risk due to competitive pricing, foreign currency fluctuations and interest rate risk. The above projections assume completion of the spin-off of the Electronics business and entry into financing arrangements on currently anticipated terms.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

          (i)  Press release dated June 7, 2000.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              APPLIED POWER INC.
                              (Registrant)


Date: June 8, 2000           By: /s/ Richard D. Carroll
                                 -------------------------------------
                                    Richard D. Carroll
                                    Vice President - Finance
                                    (Acting Principal Financial Officer
                                    and duly authorized to sign on
                                    behalf of the Registrant)

                               APPLIED POWER INC.
                               (the "Registrant")
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                       to
                            FORM 8-K CURRENT REPORT
                               Dated June 8, 2000



Exhibit                                        Filed
Number         Description                    Herewith
------         -----------                    --------

 99.1          Applied Power Inc.
               Press Release                     X
               dated June 7, 2000